Filed pursuant to 497K
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED DECEMBER 1, 2021

TO THE

SUMMARY PROSPECTUS DATED APRIL 30, 2021

AQR GLOBAL RISK BALANCED PORTFOLIO

The Board of Trustees of Brighthouse Funds Trust I (the “Trust”) has approved a change of subadviser for the AQR Global Risk Balanced Portfolio (the “Portfolio”) from AQR Capital Management, LLC (“AQR”) to PanAgora Asset Management, Inc. (“PanAgora”), to be effective on or about December 15, 2021, pursuant to a new subadvisory agreement between the Trust’s investment adviser, Brighthouse Investment Advisers, LLC (“BIA”), and PanAgora. BIA and the Board of Trustees of the Trust (the “Board”) have determined that it would be in the best interests of the Portfolio’s shareholders for PanAgora to serve as the Portfolio’s subadviser, effective December 15, 2021. In connection with this change, BIA has also recommended to the Board, and the Board has approved, changing the Portfolio’s name to PanAgora Global Diversified Risk Portfolio II, effective December 15, 2021.

Accordingly, effective on or about December 15, 2021, the name of the Portfolio will change to PanAgora Global Diversified Risk Portfolio II, and, unless noted otherwise below, all references to the former name of the Portfolio contained in the Prospectus will change to the Portfolio’s new name and references to AQR as the Portfolio’s subadviser contained in the Prospectus will change to PanAgora. The Insurance Companies (as defined in the Prospectus) may temporarily continue to refer to AQR as the Portfolio’s subadviser and to the Portfolio by its original name in their forms and communications until such documents can be revised.

The Board has also approved a proposal to merge the PanAgora Global Diversified Risk Portfolio (the “Acquired Portfolio”), a series of the Trust, with and into the Portfolio, in order to enhance operational efficiency by combining two Portfolios managed by the same investment team using the same investment objectives and strategies.

The proposed merger is subject to certain conditions, including approval by shareholders of the Acquired Portfolio. It is currently anticipated that proxy materials regarding the proposed merger will be distributed to owners of the variable annuity contracts or variable life insurance policies, as applicable, that are shareholders of the Acquired Portfolio in early 2022, and that a meeting of shareholders of the Acquired Portfolio to consider the merger proposal will be held in the first half of 2022. If approved by shareholders of the Acquired Portfolio, the proposed merger is expected to be completed on or about May 2, 2022, at which time the Portfolio is expected to be renamed PanAgora Global Diversified Risk Portfolio.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Portfolio or the Acquired Portfolio, nor is it a solicitation of any proxy. For information regarding the proposed merger, or to receive a free copy of the prospectus/proxy statement relating to the proposed merger once the registration statement relating to the proposed merger filed with the Securities and Exchange Commission (“SEC”) has become effective, please call 800-638-7732 or visit www.brighthousefinancial.com/products/fund-resources. The prospectus/proxy statement (when available) will contain important information about portfolio objectives, strategies, fees, expenses and risk considerations. The prospectus/proxy statement will also be available for free on the SEC’s website (www.sec.gov). Please read the prospectus/proxy statement carefully before making any investment decisions.

In connection with the changes described above, the following changes to the Portfolio’s Prospectus are effective on or about December 15, 2021:

The table entitled “Annual Portfolio Operating Expenses” is deleted in its entirety and replaced with the following:

Class B
Management Fee	0.62%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.05%

Total Annual Portfolio Operating Expenses	0.95%
Fee Waiver*	(0.03)%

Net Operating Expenses	0.92%

*

Brighthouse Investment Advisers, LLC (“BIA”) has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio. Effective December 15, 2021, Brighthouse Investment Advisers, LLC has contractually agreed through at least December 31, 2022 to reduce the Management Fee to reflect a portion of the savings from the difference between the subadvisory fee payable by BIA to PanAgora Asset Management, Inc. and the subadvisory fee previously payable by BIA to the former investment subadviser to the Portfolio. This arrangement may be modified or discontinued prior to December 31, 2022 only with the approval of the Board of Trustees of the Portfolio.

The disclosure in the section entitled “Example” is deleted in its entirety and replaced with the following:

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class B	$94	$300	$523	$1,164

The information in the section entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

PanAgora Asset Management, Inc. (“PanAgora” or “Subadviser”), the subadviser to the Portfolio, pursues an investment strategy designed to generate returns from a combination of asset classes with diversified risk characteristics. PanAgora will allocate the Portfolio’s assets among equities, fixed-income instruments and commodities. PanAgora will allocate the Portfolio’s assets among these asset classes in an effort to diversify the Portfolio’s risk over three areas: equity risk, fixed-income risk and inflation risk. The Portfolio’s risk diversified strategy is managed to target an annualized volatility level of 10% as discussed below.

In allocating assets among the different classes, PanAgora follows a proprietary “Risk Parity” approach, which seeks to balance the allocation of risk across asset classes (as measured by forecasted volatility, marginal contribution to volatility, estimated potential loss, and other proprietary measures) when building the Portfolio. For example, the Portfolio will generally allocate a greater portion of its assets to a lower risk asset class, such as developed market bonds, than to a higher risk asset class, such as global equities. In its “neutral” position, the Portfolio’s assets will be allocated among the different asset classes in an attempt to diversify the Portfolio’s risk exposure so that the anticipated contribution of each asset class to the overall risk of the Portfolio will be approximately as follows: 40%from equity risk; 40% from fixed income risk; and 20%from inflation risk. However, there is no assurance that this targeted contribution of risk from each asset class can be achieved. Because of the difference in the amount of risk inherent in these asset classes, the percentage of the Portfolio’s assets allocated to each asset class is likely to be significantly different from the targeted risk expected from that asset class. PanAgora also expects to tactically vary the Portfolio’s allocation to the asset classes depending on market conditions, which will cause the Portfolio to deviate from its neutral position. The targeted overall risk level of the Portfolio may also be increased or decreased by PanAgora, depending on market conditions. Additionally, market movements are likely to change the risk levels and risk allocation of the Portfolio.

Following are the instruments expected to be utilized, either through direct investment in physical securities or through derivative instruments, including primarily futures and swaps on futures, to gain exposure to the different areas of risk:

Exposure to equity risk: global developed markets large-cap equities, global emerging markets equities, U.S. mid-cap equities, and U.S. small cap equities.

Exposure to fixed income risk: global developed market bonds.

Exposure to inflation risk: global inflation linked government bonds, including Treasury Inflation Protected Securities (“TIPS”), commodity futures and swaps, and emerging markets currencies, including through cash bonds and currency forwards.

The Portfolio may also invest in exchange-traded funds (“ETFs”), exchange-traded notes, and money market instruments.

PanAgora will normally target an annualized volatility level for the Portfolio of 10%; however, the actual or realized volatility for longer or shorter periods may be materially higher or lower depending on market conditions, and therefore the Portfolio’s risk exposure may be materially higher or lower than the level targeted by the portfolio managers. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time. High volatility may result from rapid and dramatic price swings. PanAgora may also, under certain exceptional market conditions, target a lower volatility level for the Portfolio. While PanAgora attempts to manage the Portfolio’s volatility exposure to stabilize performance, there can be no assurance that the Portfolio will achieve the targeted volatility.

The Portfolio is non-diversified, which means that it can hold securities of a smaller number of issuers and can invest a larger percentage of its assets in a single issuer than a diversified portfolio.

The Portfolio has no geographic limits on where its investments may be located or where its assets may be exposed, except that its investments in (and exposure to) fixed income securities will be limited to those issued by governments or corporate entities located in developed markets. The Portfolio may invest in or have exposure to equity securities of companies of any market capitalization.

As a result of the Portfolio’s use of derivative instruments, the Portfolio may at times have leveraged exposure to one or more asset classes. The Portfolio’s use of futures contracts, forward contracts, swaps and certain other derivative instruments will have the effect of economic leverage. Economic leverage magnifies exposure to the swings in prices of the asset class underlying those instruments and results in increased volatility, which means the Portfolio will have the potential for greater gains, as well as the potential for greater losses, than if the Portfolio does not use derivative instruments that have a leveraging effect. Leveraging also tends to magnify, sometimes significantly, the effect of any increase or decrease in the Portfolio’s exposure to an asset class and may cause the Portfolio’s net asset value to be volatile. There is no assurance that the Portfolio’s use of derivative instruments providing enhanced exposure will enable the Portfolio to achieve its investment objective. The Investment Company Act of1940, as amended (the “1940 Act”), and the rules and interpretations thereunder impose certain limitations on the Portfolio’s ability to use leverage.

The Portfolio may allocate up to 25% of its total assets to its wholly-owned and controlled subsidiary, organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”), in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. PanAgora also manages the assets of the Subsidiary. Generally, the Subsidiary will invest primarily in commodity futures and swaps on commodity futures but it may also invest in other commodity-related instruments such as financial futures, option and swap contracts, equity and fixed income securities, cash and cash equivalents, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary will comply with the same 1940Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, the Portfolio and the Subsidiary will be subject to the Portfolio’s fundamental investment restrictions and compliance policies and procedures on a consolidated basis. The Portfolio is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.

A significant portion of the assets of the Portfolio may be invested directly or indirectly in money market instruments, which may include, but are not limited to, U.S. Government securities (including U.S. Treasury bills), U.S. Government agency securities, investment grade corporate obligations, Eurodollar obligations, bankers’ acceptances, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market fund shares, and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as collateral for the derivative positions the Portfolio takes and also earn income for the Portfolio. While the Portfolio normally does not engage in borrowing, leverage will be created when the Portfolio engages in futures transactions or uses certain other derivative instruments.

In the section entitled “Principal Risks,” information related to “Leveraging Risk” is deleted in its entirety and replaced with the following:

Leveraging Risk. Derivatives and other transactions that give rise to leverage may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging also may require that the Portfolio liquidate portfolio securities when it is not advantageous to do so to satisfy its obligations or to meet segregation requirements. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed. Leverage can create an interest expense that would lower the Portfolio’s overall returns. There can be no guarantee that a leveraging strategy will be successful.

In the section entitled “Principal Risks,” information related to “Forward Commitment, When Issued and Delayed Delivery Securities Risk,” and “Reverse Repurchase Agreement Risk,” is deleted in its entirety.

In the section entitled “Principal Risks,” information related to “Non-Diversification Risk” is deleted in its entirety and replaced with the following:

Non-Diversification Risk. Because the Portfolio invests in a small number of issuers, its value will be affected to a greater extent by the performance of any one of those issuers or by any single economic, political, market or regulatory event affecting any one of those issuers than would be the value of a portfolio that invests in a larger number of issuers.

In the section entitled “Principal Risks,” information related to “Subsidiary Risk” is deleted in its entirety and replaced with the following:

Subsidiary Risk. By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Portfolio. The Portfolio’s ability to invest in the Subsidiary will potentially be limited by the Portfolio’s intention to qualify as a regulated investment company, and might adversely affect the Portfolio’s ability to so qualify.

The following disclosure is added at the end of the first paragraph of the section entitled “Past Performance”:

Effective December 15, 2021, PanAgora became the subadviser to the Portfolio. Investment performance of the Portfolio prior to that date may not be representative of the performance the Portfolio would have achieved had PanAgora been its subadviser and had its current principal investment strategies then been in effect.

The disclosure regarding the Portfolio’s subadviser and portfolio managers in the section entitled “Management” is deleted in its entirety and replaced with the following:

Subadviser. PanAgora Asset Management, Inc., is the subadviser to the Portfolio.

Portfolio Managers. Edward Qian, Ph.D., CFA, Chief Investment Officer, Head of Research – Multi Asset, and lead Portfolio Manager, Bryan Belton, CFA, Managing Director – Multi Asset, and Portfolio Manager, and Jon Beaulieu, CFA, Director – Multi Asset, and Portfolio Manager, each with PanAgora, have managed the Portfolio since December 2021.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS FOR FUTURE REFERENCE